Exhibit 10(c)

                          INDIAN RIVER BANKING COMPANY

                               VERO BEACH, FLORIDA

                      1995 STOCK OPTION AND INCENTIVE PLAN

     1. Purpose of the Plan. The Plan shall be known as the Indian River 1995 Stock Option and Incentive Plan (the "Plan"). The purpose of the Plan is to attract and retain the best available personnel as officers and employees and to provide additional incentive to employees of Indian River Banking Company (the "Company") or any present or future parent or subsidiary of the Company to promote the success of the business. The Plan is intended to provide for the grant of "Incentive Stock Options", within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). Each and every one of the provisions of the Plan shall be interpreted to conform to the requirements of Section 422 of the Code.

     2. Definitions. As used herein, the following definitions shall apply.

     (a) "Award" means the grant by the Committee of an Incentive Stock Option as provided in the Plan.

     (b) "Board" shall mean the Board of Directors of the Company.

     (c) "Code" shall mean the Internal Revenue Code of 1986, as amended.

     (d) "Common Stock" shall mean common stock, $1.00 par value per share, of the Company.

     (e) "Committee" shall mean the Stock Option Committee appointed by the Board in accordance with paragraph 4(a) of the Plan.

     (f) "Company" shall mean Indian River Banking Company, a bank holding company.

     (g) "Continuous Employment" or "Continuous Status as an Employee" shall mean the absence of any interruption or termination of employment by the Company or any present or future Parent or Subsidiary of the Company. Employment shall not be considered interrupted in the case of sick leave, military leave or any other leave of absence approved by the Company or in the case of transfers between payroll locations of the Company or between the Company, its Parent, its Subsidiaries or a successor.

     (h) "Effective Date" shall mean the date specified in Section 12 hereof.

     (i) "Employee" shall mean any person employed by the Company or any present or future Parent or Subsidiary of the Company but shall not include directors of the Company who are not otherwise employees of the Company.

     (j) "Incentive Stock Option" or "ISO" means an option to purchase Shares granted by the Committee pursuant to Section 7 hereof, which option is subject to the limitations and restrictions of Section 7 hereof and is intended to qualify under Section 422 of the Code.

     (k) "Option" shall mean an Incentive Stock Option granted pursuant to this Plan.

     (l) "Option Price" shall mean the exercise price per share of Common Stock for Options granted pursuant to the Plan.

     (m) "Optioned Stock" shall mean stock subject to an Option granted pursuant to the Plan.

     (n) "Optionee" shall mean any person who receives an Option.


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     (o) "Parent" shall mean any present or future  corporation which would be a
"parent corporation" as defined in Subsection 425(e) and (g) of the Code.

     (p) "Participant" means any officer or key employee of the Company or any Parent or Subsidiary of the Company who is selected by the Committee to receive an Award.

     (q)  "Plan"  shall mean the Indian  River 1995 Stock  Option and  Incentive
Plan.

     (r) "Share" shall mean one share of the Common Stock.

     (s) "Subsidiary" shall mean any present or future corporation which would be a "subsidiary corporation" as defined in Subsection 425(f) and (g) of the Code.

     3. Shares Subject to the Plan. Except as otherwise required by the provisions of Section 10 hereof, the aggregate number of Shares with respect to which Awards may be made pursuant to the Plan shall not exceed thirty five thousand (35,000) shares. Such shares may either be authorized but unissued or treasury shares.

     An Award shall not be considered to have been made under the Plan with respect to any Option which terminates and new Awards may be granted under the Plan with respect to the number of Shares as to which such termination has occurred.

     4. Administration of the Plan.

     (a) Composition of the Committee. The Plan shall be administered by the Committee, which shall consist of at least two directors of the Company appointed by the Board. Officers and key employees who are designated by the Committee shall be eligible to receive Awards under the Plan, and all directors designated as members of the Committee shall be ineligible to receive Awards under the Plan.

     (b) Powers of the Committee. (1) The Committee is authorized (but only to the extent not contrary to the expressed provisions of the Plan or to resolutions adopted by the Board) to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan, to determine the form and content of Awards to be issued under the Plan (including any delayed vesting period) and to make other determinations necessary or advisable for the administration of the Plan, and shall have and may exercise such other power and authority as may be delegated to it by the Board from time to time. A majority of the entire Committee shall constitute a quorum and the action of a majority of the members present at any meeting at which a quorum is present shall be deemed the action of the Committee. In no event may the Committee revoke outstanding Awards without the consent of the Participant.

     (2) Notwithstanding Section 4(b)(1) above, and subject to adjustment pursuant to Section 10 hereof, (i) in no event shall the number of shares with respect to which Options shall be granted in any calendar year exceed seven thousand (7,000), except that if there shall be any Shares with respect to which Options have been granted, which Options have been terminated or have expired without exercise, and no new Option shall have been issued with respect to such Shares ("Terminated Options"), then the number of Shares with respect to which Options may be issued in any calendar year shall not exceed seven thousand (7,000) plus the number of Terminated Options; and (ii) in the event that Indian River National Bank (the "Bank") the Company's subsidiary bank, achieves in the calendar year immediately preceding the calendar year in which the Awards are to occur, either a return on equity or an asset growth rate below twenty percent (20%) but equal to or in excess of fifteen percent (15%), then the number of shares with respect to which Awards may be granted in such calendar year shall not exceed one half (0.5) of the number of shares set forth in Section 4(b)(2)(i); and (iii) in the event that the Bank achieves in the calendar year immediately preceding the calendar year in which the Awards are to occur, either a return on equity or an asset growth rate of less than fifteen percent (15%), then no Awards shall be made in such calendar year. Notwithstanding the preceding sentence, if the Bank shall fail to achieve the asset growth rate set forth in Sections 4(b)(2)(ii) or (iii) above as a result of the determination of the Board of Directors of the Bank, evidenced by a resolution adopted by a majority of the full Board of Directors of the Bank, that it is in the best interests of the Bank to achieve a stated lower asset growth rate, then, assuming that such lower asset growth rate shall have been achieved, the ability of the Committee to grant Awards, and the number of Shares subject to such Awards, shall not be affected by the failure of the Bank to achieve the asset growth rates


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established  in  Sections  4(b)(2)(ii)  and (iii)  above.  The  return on equity established in Sections 4(b)(2)(ii) and (iii) above as a limitation on the power of the Committee to make Awards shall not be subject to reduction by the Board of Directors of the Bank. Any Shares with respect to which Options shall not have been granted in any calendar year as a result of the occurrence of the circumstances set forth in Sections 4(b)(2)(ii) or 4(b)(2)(iii) above shall be considered Terminated Options available for issuance in subsequent calendar years as provided in Section 4(b)(2)(i).

     (3) The Chairman of the Company and such other officers as shall be designated by the Committee are hereby authorized to execute instruments evidencing Awards on behalf of the Company and to cause them to be delivered to the Participants.

     (c) Effect of Committee's Decision. All decisions, determinations and interpretations of the Committee shall be final and conclusive on all persons affected thereby.

     5. Eligibility

     (a) Awards may be granted to officers (including officers who are directors of the Company) and key employees of the Company or any Subsidiary of the Company. No director of the Company who is not also an officer of the Company or any Subsidiary of the Company shall be eligible to receive an Award. The Committee shall from time to time determine the officers and key employees who shall be granted Options or Awards under the Plan, the number to be granted to each such officer or key employee under the Plan. In selecting Participants and in determining the number of shares of Common Stock to be granted to each such Participant pursuant to each Award granted under the Plan, the Committee may consider the nature of the services rendered by each such Participant, each such Participant's current and potential contribution to the Company, and such other factors as the Committee may, in its sole discretion, deem relevant. Officers and key employees who have been granted an Award may, if otherwise eligible, be granted additional Options or Awards.

     (b) The aggregate fair market value (determined as of the date the Option is granted) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by each Optionee during the calendar year in which they are first exercisable (under all Incentive Stock Option plans, as defined in Section 422 of the Code, of the Company or any present or future Parent or Subsidiary of the Company) shall not exceed $100,000. Notwithstanding the foregoing, in the event that any Optionee shall receive Options with respect to Shares having a value in excess of the amount contemplated by the immediately preceding sentence, then to the extent that the aggregate fair market value of the Shares to which such Options relate is not in excess of $100,000, such Options shall be deemed to be Incentive Stock Options, and to the extent that the aggregate fair market value of the shares to which such Options relate exceeds $100,000, such Options shall be deemed to be nonincentive stock options within the meaning of the Code. Notwithstanding anything to the contrary contained herein, the Committee shall be authorized to issue such Options notwithstanding the treatment of such Options as nonincentive stock options. For all other purposes hereof, the Company shall be entitled to treat such Options shall as if such Options were Incentive Stock Options.

     6. Term of Plan. The Plan shall continue in effect for a term of ten (10) years from the Effective Date, unless sooner terminated pursuant to Section 16 hereof. No Option shall be granted under the Plan after ten (10) years from the Effective Date.

     7. Terms and Conditions of Incentive Stock Options. Incentive Stock Options may be granted only to Participants who are Employees. Each Incentive Stock Option granted pursuant to the Plan shall be evidenced by an instrument in such form as the Committee shall from time to time approve. Each and every Incentive Stock Option granted pursuant to the Plan shall comply with, and be subject to, the following terms and conditions:

     (a) OPTION PLAN.

     (1) The price per share at which each Incentive Stock Option granted under the Plan may be exercised shall not, as to any particular Incentive Stock Option, be less than the fair market value of the Common Stock at the time such Incentive Stock Option is granted. For such purposes, if the Common Stock is traded otherwise than on a national securities exchange or on The Nasdaq National Market at the time of the granting of an Option, then the price per share of the Optioned Stock shall be not less than the mean between the bid and asked price on the date the Incentive Stock Option is granted or, if there be no bid and asked price on said date, then on the next


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

prior business day on which there was a bid and asked price. If no such bid and asked price is available, then the price per share shall be determined by the Committee in good faith in light of the circumstances. If the Common Stock is listed on a national securities exchange or on The Nasdaq National Market at the time of the granting of an Incentive Stock Option, then the price per share shall be not less than the average of the highest and lowest selling price on such exchange on the date such Incentive Stock Option is granted or, if there were no sales on said date, then the price shall be not less than the mean between the bid and asked price on such date.

     (2) In the case of an Employee who directly or indirectly owns (or has the right to acquire upon exercise of options, warrants, or other rights to acquire Common Stock) Common Stock representing more than ten percent (10%) of the outstanding Common Stock at the time the Incentive Stock Option is granted, the Incentive Stock Option price shall not be less than one hundred and ten percent (110%) of the fair market value of the Common Stock at the time the Incentive Stock Option is granted.

     (b) PAYMENT.

     (1) Full payment for each share of Common Stock purchased upon the exercise of any Incentive Stock Option granted under the Plan shall be made at the time of exercise of each such Incentive Stock Option and shall be paid in cash (in United States Dollars), Common Stock or a combination of cash and Common Stock. Common Stock utilized in full or partial payment of the exercise price shall be valued at its fair market value at the date of exercise, determined in accordance with Section 7(a) above. The Company shall accept full or partial payment in Common Stock only to the extent permitted by applicable law. No shares of Common Stock shall be issued until full payment therefor has been received by the Company, and no Optionee shall have any of the rights of a shareholder of the Company until shares of Common Stock are issued to him.

     (2) Notwithstanding the foregoing, any Optionee may elect to receive upon the exercise of any Option for the full number of Shares to which such Option relates, the number of Shares determined by dividing (i) the difference between the aggregate fair market value of all shares issuable upon the exercise of the Options in full (as determined in accordance with Section 7(a) hereof) and the aggregate Option Price for the exercise of the Option in full, by (ii) the price at which the Company is then Offering to purchase shares of Common Stock. Shares received upon such election shall reflect the exercise in full of such Options and the full satisfaction of the Company's obligations under said Option. Shares received upon such election shall be deemed to be Shares received upon the exercise of an Option for all purposes hereof.

     (c) TERM OF INCENTIVE STOCK OPTION.

     The term of each Incentive Stock Option granted pursuant to the Plan shall be not more than five (5) years from the date each such Incentive Stock Option is granted.

     (d) EXERCISE GENERALLY.

     Except as otherwise provided in Section 8 hereof, no Incentive Stock Option may be exercised unless the Optionee shall have been in the employ of the Company at all times during the period beginning with the date of grant of any such Incentive Stock Option and ending on the date three (3) months prior to the date of exercise of any such Incentive Stock Option. The Committee may impose additional conditions upon the right of an Optionee to exercise any Incentive Stock Option granted hereunder which are not inconsistent with the terms of the Plan or the requirements for qualifications as Incentive Stock Option under
Section 422 of the Code.

     (e) TRANSFERABILITY.

     Any Incentive Stock Option granted pursuant to the Plan shall be exercised during any Optionee's lifetime only by the Optionee to whom it was granted and shall not be assignable or transferable otherwise than by will or by the laws of descent and distribution.

     (f) RIGHT OF FIRST REFUSAL.


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

     The Shares of Common Stock issued upon exercise of any Option shall not be transferable by Optionee, or any transferee receiving shares by a will or by operation of the laws of descent and distribution, within the two and one-half (2.5) year period following the exercise of the Option to which such shares relate, otherwise then by will or by the laws of descent and distribution, unless prior to any such transfer the Company has been offered in writing, the right and opportunity to repurchase any such Shares at lesser of the fair market value of the Common Stock or the price at which such proposed transfer is to be effected. Such right shall be exercised within fourteen (14) days of the receipt of such written notice. Additionally, upon the termination of an Employee's employment with the Company or any parent or Subsidiary, other than as a result of retirement, death, permanent disability, the merger of the Company with and into another entity, or sale of a majority interest in the Company, to another entity, the Company shall have the right, exercisable within one hundred and twenty (120) days of such termination of employment to repurchase all shares received upon exercise of any Option at the price the Company is then offering to repurchase shares of Common Stock.

     8. Effect of Termination of Employment, Disability or Death on Incentive Stock Options.

     (a) TERMINATION OF EMPLOYMENT.

     In the event that any Optionee's employment by the Company shall terminate for any reason, other than Permanent and Total Disability (as such term is defined in Section 22(e)(3) of the Code) or death, all of any such Optionee's Incentive Stock Options, and all of any such Optionee's rights to purchase or receive shares of Common Stock pursuant thereto, shall automatically terminate on the earlier of (i) the respective expiration dates of any such Incentive Stock Options or (ii) the expiration of not more than three (3) months after the date of such termination of employment, but only if, and to the extent that, the Optionee was entitled to exercise any such Incentive Stock Options at the date of such termination of employment. In the event that a Subsidiary ceases to be a Subsidiary of the Company, the employment of all of its employees who are not immediately thereafter employees of the Company shall be deemed to terminate upon the date such Subsidiary so ceases to be a Subsidiary of the Company.


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     (b) DISABILITY.

     In the event that any Optionee's employment by the Company shall terminate as the result of the Permanent and Total Disability of such Optionee, such Optionee may exercise any Incentive Stock Options granted to him pursuant to the Plan at any time prior to the earlier of (i) the respective expiration dates of any such Incentive Stock Options or (ii) the date which is one (1) year after the date of such termination of employment, but only if, and to the extent that, the Optionee was entitled to exercise any such Incentive Stock Options at the date of such termination of employment.

     (c) DEATH.

     In the event of the death of any Optionee, all of the Incentive Stock Options granted to any such Optionee may be exercised by the person or persons to whom the Optionee's rights under any such Incentive Stock Options pass by will or the laws of descent and distribution (including the Optionee's estate during the period of administration) at any time prior to the earlier of (i) the respective expiration dates of any such Incentive Stock Options, or (ii) the date which is one (1) year after the death of the Optionee, but only if, and to the extent that, the Optionee was entitled to exercise any such Incentive Stock Options at the date of death. For purposes of this Section 8(c), any Incentive Stock Option held by an Optionee shall be considered exercisable at the date of his death if the only unsatisfied condition precedent to the exercisability of such Incentive Stock Option at the date of death is the passage of a specified period of time.

     (d) INCENTIVE STOCK OPTIONS DEEMED EXERCISABLE.

     For purposes of Sections 8(a) and 8(b) above, any Incentive Stock Option held by any Optionee shall be considered exercisable at the date of termination of his employment if such Incentive Stock Option were actually exercisable at such date.

     (e) TERMINATION OF INCENTIVE STOCK OPTIONS.

     To the extent that any Incentive Stock Option granted under the Plan to any Optionee whose employment by the Company terminates shall not have been exercised within the applicable period set forth in this Section 8, any such Incentive Stock Option, and all rights to purchase or receive shares of Common Stock pursuant thereto, as the case may be, shall terminate on the last day of the applicable period.

     9. Right of Repurchase and Restrictions on Disposition. The Committee, in its sole discretion, may include, in addition to the right of first refusal contained in Section 7(f) hereof, as a term of any Incentive Stock Option the right of the Company but not the obligation, to repurchase all or any amount of the Shares acquired by an Optionee pursuant to the exercise of any such Options (the "Repurchase Right"). The intent of the Repurchase Right is to encourage the continued employment of the Optionee. The Repurchase Right shall provide for, among other things, a specified duration of the Repurchase Right, a specified price per Share to be paid upon the exercise of the Repurchase Right and a restriction on the disposition of the Shares by the Optionee during the period of the Repurchase Right. The Repurchase Right may permit the Company to transfer or assign such right to another party. The Company may exercise the Repurchase Right only to the extent permitted by applicable law.

     10. Recapitalization, Merger, Consolidation, Change in Control and Similar Transactions.

     (a) ADJUSTMENT.

     Subject to any required action by the shareholders of the Company, the aggregate number of shares of Common Stock for which stock options may be granted hereunder, the number of shares of Common Stock covered by each outstanding stock option, and the exercise price per share of Common Stock of each such stock option, shall be proportionately adjusted for any increase or decrease in the number of issued and outstanding shares of Common Stock resulting from a subdivision or consolidation of shares or the payment of a stock dividend (but only on the Common Stock) or any other increase or decrease in the number of such shares of Common Stock effected without the receipt of consideration by the Company.


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     (b) EXTRAORDINARY CORPORATE ACTION.

     Subject to any required action by the shareholders of the Company, in the event of any change in control, recapitalization, merger, consolidation, exchange of shares, spin-off, reorganization, tender offer, liquidation or other extraordinary corporate action or event, the Committee, in its sole discretion, shall have the power, prior or subsequent to such action or event to:

     (i) appropriately adjust the number of shares of Common Stock subject to each stock option, the exercise price per share of Common Stock, and the consideration to be given or received by the Company upon the exercise of any outstanding Option;

     (ii)  cancel  any  or  all  previously   granted  Options,   provided  that
appropriate  consideration  is paid to the  Optionee  in  connection  therewith;
and/or

     (iii) make such other adjustments in connection with the Plan as the Committee, in its sole discretion, deems necessary, desirable, appropriate or advisable; provided, however, that no action shall be taken by the Committee which would cause Incentive Stock Options granted pursuant to the Plan to fail to meet the requirements of Section 422 of the Code.

     For purposes of this Section, "change in control" shall mean: (i) the execution of an agreement for the sale of all, or a material portion, of the assets of the Company; (ii) the execution of an agreement for a merger or recapitalization of the Company or any merger or recapitalization whereby the Company is not the surviving entity, (iii) a change of control of the Company, as otherwise defined or determined by any applicable bank regulatory agency; or
(iv) the acquisition after the Effective Date hereof, directly or indirectly, of the beneficial ownership (within the meaning of that term as it is used in
Section 13(d) of the Securities Exchange Act of 1934, as amended and the rules promulgated thereunder) of twenty-five percent (25%) or more of the outstanding voting securities of the Company by any person, trust, entity or group. The term "person" refers to an individual or a corporation, partnership, trust, association, joint venture, pool, syndicate, sole proprietorship, unincorporated organization or any other form of entity not specially listed herein. Except as expressly provided in Section 10(a) hereof, no Optionee shall have any rights by reason of the occurrence of any of the events described in this Section 10.

     (c) ACCELERATION.

     The Committee shall at all times have the power to accelerate the exercise date of Options previously granted under the Plan.

     11. Time of Granting Options. The date of grant of an Option under the Plan shall, for all purposes, be the date on which the Committee makes the determination of granting such Option. Notice of the determination shall be given to each employee to whom an Option is so granted within a reasonable time after the date of such grant.

     12. Effective Date. The Plan shall be deemed to be effective as of (the date of approval by Board) (the "Effective Date"). Incentive Stock Options may be granted prior to ratification of the Plan by the stockholders if the exercise of such Options is subject to such stockholder ratification.


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

     13. Approval of Stockholders. The Plan shall be approved by stockholders of the Company within twelve (12) months before or after the Effective Date.

     14. Modification of Options. At any time and from time to time, the Board may authorize the Committee to direct the execution of an instrument providing for the modification of any outstanding Option, provided no such modification, extension or renewal shall confer on the holder of said Option any right or benefit which could not be conferred on him by the grant of a new Option at such time, or shall not materially decrease the Optionee's benefits under the Option without the consent of the holder of the Option, except as otherwise permitted under Section 15 hereof.

     15. Amendment and Termination of the Plan.

     (a) ACTION OF THE BOARD.

     The Board may alter, suspend or discontinue the Plan, except that no action of the Board may increase (other than as provided in Section 10) the maximum number of shares permitted to be optioned under the Plan, materially increase the benefits accruing to Participants under the Plan or materially modify the requirements for eligibility for participation in the Plan unless such action of the Board shall be subject to approval or ratification by the shareholders of the Company.

     (b) CHANGE IN APPLICABLE LAW.

     Notwithstanding any other provision contained in the Plan, in the event of a change in any Federal or state law, rule or regulation which would make the exercise of all or part of any previously granted Incentive Stock Option unlawful or subject the Company to any penalty, the Committee may restrict any such exercise without the consent of the Optionee or other holder thereof in order to comply with any such law, rule or regulation or to avoid any such penalty.

     16. Conditions Upon Issuance of Shares. Shares shall not be issued with respect to any Option granted under the Plan unless the issuance and delivery of such Shares shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, any applicable state securities law and the requirements of any stock exchange upon which the shares may then be listed.

     The inability of the Company to obtain from any regulatory body or authority any approval deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder shall relieve the Company of any liability with respect to the non-issuance of such Shares.

     As a condition to the exercise of an Option, the Company may require the person exercising the Option to make such representations and warranties as may be necessary to assure the availability of an exemption from the registration requirements of federal or state securities law.

     17. Reservation of Shares. During the term of the Plan, the Company will reserve, and make every effort to repurchase shares of Common Stock to prevent further dilution to the shareholders, and keep available a number of Shares sufficient to satisfy the requirements of the Plan.

     18. Unsecured Obligation. No participant under the Plan shall have any interest in any fund or special asset of the Company by reason of the Plan or the grant of any Incentive Stock Option to him under the Plan. No trust fund shall be created in connection with the Plan or any grant of any Incentive Stock Option hereunder and there shall be no required funding of amounts which may become payable to any Participant.


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

     19. Withholding Tax. Where a Participant or other person is entitled to receive Shares pursuant to the exercise of an Option pursuant to the Plan, the Company shall have the right to require the Participant or such other person to pay the Company the amount of any taxes which the Company is required to withhold with respect to such Shares, or, in lieu thereof, to retain, or sell without notice, a number of such Shares sufficient to cover the amount required to be withheld.

     20. Governing Law. The Plan shall be governed by and construed in accordance with the laws of the State of Florida, except to the extent that Federal law shall be deemed to apply.


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